EXHIBIT 99.4

All,

Thank you to everyone who joined this morning's town hall. I want to follow up with a written note to reinforce the important news we shared.

DB Insurance Co., Ltd. ("DB"), a Korean property and casualty insurer with over $45 billion in assets and gross written premiums exceeding $16 billion, has signed an agreement to acquire Fortegra, subject to customary closing conditions, including receipt of stockholder and regulatory approvals. DB seeks to expand in the U.S. and enter the European specialty insurance markets, and Fortegra is a natural fit for their strategy and vision. This acquisition also will represent a natural evolution of our story—one that strengthens our ability to continue living our vision of being the underwriter of choice for reliable and quality agents.

Fortegra will operate independently as part of DB's specialty insurance business across the U.S. and Europe. With DB's strong financial ratings—AM Best A+ (Superior) and S&P A+ (Stable)—we gain durable capital backing, enhanced credibility, and expanded growth potential. At the same time, we will support DB's goal of becoming a leading insurance group by 2033, leveraging our U.S. and European presence.

Most importantly, your role and benefits remain unchanged during this transition, and we will continue to invest in your career development.

Once the transaction is closed, we will continue to focus on our core value drivers that matter most for long-term success. First, identifying and developing relationships with quality distributors. Second, maintaining our unwavering commitment to disciplined underwriting. Third, consistent execution of claims adjudication fundamentals. Fourth, effective balance sheet management, including mitigation of volatility and management of CAT risk, counterparty credit risk, and cyber risk.

If you have any questions, please send them to HR or the marketing mailbox. Reach out to Mark Rattner and Tom Reilly for guidance on partner and customer inquiries. If you receive any media outreach, please direct them promptly to our Marketing team.

This milestone is a direct testament to your dedication and contributions. Together, we've built a strong foundation, and we're well-positioned for the future.

Thank you for everything you do to make Fortegra the company it is today.

Rick

Cautionary Statement Regarding Forward-Looking Statement

This announcement contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “seek,” “may,” “plan,” “project,” “should,” “target,” “will,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the consummation of the transaction and potential for growth and execution on strategic plans are forward-looking statements. These forward-looking statements are based upon Fortegra’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by Fortegra’s forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond Fortegra’s control. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (a) failure to satisfy the conditions to closing and the consummation of the merger with DB and the other transactions contemplated by the Merger Agreement with DB, including required regulatory approvals; (b) potential legal proceedings relating to the Merger Agreement and the merger; (c) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including a termination of the Merger Agreement under circumstances that could require Fortegra or Tiptree Inc., its majority stockholder (“Tiptree”), to pay a termination fee; (d) failure to obtain stockholder approvals as required for the merger; (e) failure to consummate the merger in a timely manner or at all; (f) the effect of the announcement and pendency of the merger and the other transactions contemplated by the Merger Agreement on Tiptree’s and Fortegra’s future operating results and financial condition; (g) the market price of Tiptree’s common stock; (h) the significant transactions costs that will be incurred in connection with the merger; (i) the effect of the pendency of the merger on Tiptree’s and Fortegra’s business and Tiptree’s and Fortegra’s ability to attract, retain and motivate key personnel; (j) changes in Tiptree’s or Fortegra’s business or operating results; (k) any disruption of Tiptree or Fortegra management’s ability to spend time on the ongoing business operations of Tiptree and Fortegra due to the merger; (l) limitations placed on Tiptree’s and Fortegra’s ability to operate the business by the Merger Agreement; (m) failure of Tiptree to realize financial benefits currently anticipated from the merger; (n) competitive pressures in the markets in which Tiptree and Fortegra operate; (o) the effects of market volatility or macroeconomic changes and financial market regulations on the industries in which Tiptree and Fortegra operate; (p) the effects of changes in, or Tiptree’s or Fortegra’s failure to comply with, laws and regulations; (q) cybersecurity attacks or information system failures disrupting Tiptree’s or Fortegra’s businesses; (r) failure of

Fortegra’s insurance subsidiaries to meet liquidity requirements; and (s) Tiptree’s or Fortegra’s ability to continue as a going concern.

For additional information about risks and uncertainties that may cause actual results of the transaction to differ materially from those described, please refer to Tiptree’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in such reports. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements in this announcement speak only as of the date hereof. Except as required by law, Tiptree and Fortegra assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Additional Information and Where to Find It

In connection with the merger, Tiptree will file with the SEC a preliminary proxy statement of Tiptree (the “Proxy Statement”). Tiptree plans to mail to its stockholders a definitive Proxy Statement in connection with the merger. Tiptree may also file other documents with the SEC regarding the merger. This document is not a substitute for the Proxy Statement or any other document that may be filed by Tiptree with the SEC.

TIPTREE URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TIPTREE, THE MERGER AND RELATED MATTERS.

Any vote in respect of resolutions to be proposed at a Tiptree stockholder meeting to approve the merger or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Proxy Statement. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by Tiptree with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by Tiptree with the SEC by accessing the Investor Relations section of Tiptree’s website at https://investors.tiptreeinc.com.

The proposed transaction will be implemented solely pursuant to the Merger Agreement, which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

Tiptree and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Tiptree’s stockholders in connection with the merger. Security holders may obtain information regarding the names, affiliations and interests of Tiptree’s directors and executive officers in Tiptree’s definitive proxy statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 17, 2025 and in Tiptree’s Current Report on Form 8-K filed with the SEC on May 1, 2025. Additional information concerning the interests of Tiptree’s participants in the solicitation, which may, in some cases, be different than those of Tiptree’s stockholders generally, will be set forth in the Proxy Statement when it is filed with the SEC and other materials that may be filed with the SEC in connection with the merger when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Tiptree’s website at https://investors.tiptreeinc.com.